UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 25, 2005


                           U.S. TELESIS HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)


           Delaware                       0-50299              62-0201385
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(State or other jurisdiction of   (Commission File Number)   (IRS Employer
        incorporation)                                       Identification No.)


      1165 Via Vera Cruz, San Marcos, California                   96025
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       (Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code (805) 443-9431


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.        OTHER EVENTS

     On May 25, 2005, U.S. Telesis Holdings, Inc. released the press release attached hereto as Exhibit 99.1.

Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

     a) Not applicable.

     b) Not applicable.

     c) Exhibits

        99.1. Press Release, dated May 25, 2005


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

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     Dated: May 26, 2005

                                          U.S. TELESIS HOLDINGS, INC.

                                          By:  /s/ Charles Sander
                                               -----------------------------
                                               Name:  Charles Sander
                                               Title: Chief Executive Officer


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